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                                 FUTUREVANTAGE
            GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE

      SUPPLEMENT DATED AUGUST 31, 2001 TO THE PROSPECTUS DATED MAY 1, 2001

On page 10, the second paragraph in the left-hand column is deleted and replaced with the following:

MERRILL LYNCH AMERICAN BALANCED FUND: CLASS A -- Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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